Exhibit 77C
          Kemper Value Fund
          Form N-SAR for the period ended 05/31/98
          File No. 811-5385
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   James E. Akins

                       Vote             Number
                       ----             -----------
                       FOR               75,383,520
                       WITHHELD           1,019,732

                   Arthur R. Gottschalk

                       Vote             Number
                       ----             -----------
                       FOR               75,374,971
                       WITHHELD           1,028,281

                   Frederick T. Kelsey

                       Vote             Number
                       ----             -----------
                       FOR               75,381,005
                       WITHHELD           1,022,247

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR               75,379,579
                       WITHHELD           1,023,673

                   Fred B. Renwick

                       Vote             Number
                       ----             -----------
                       FOR               75,413,453
                       WITHHELD             989,789

                   John B. Tingleff

                       Vote             Number
                       ----             -----------
                       FOR               75,398,856
                       WITHHELD           1,004,396












          Exhibit 77C
          Kemper Value Fund
          Form N-SAR for the period ended 05/31/98
          File No. 811-5385
          Page 2


                   Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR               75,368,163
                       WITHHELD           1,035,089

                   John G. Weithers

                       Vote             Number
                       ----             -----------
                       FOR               75,411,770
                       WITHHELD             911,482

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR               74,654,361
                       WITHHELD             520,089
                       ABSTAIN            1,228,802

          Item 3:  New Investment Management Agreement

                   Kemper Contrarian Fund

                       Vote             Number
                       ----             -----------
                       FOR                3,981,206
                       AGAINST              162,448

                   Kemper-Dreman High Return Equity Fund

                       Vote             Number
                       ----             -----------
                       FOR               41,430,196
                       AGAINST            1,634,360

                   Kemper Small Cap Value Fund

                       Vote             Number
                       ----             -----------
                       FOR               25,354,690
                       AGAINST            1,026,860















          Exhibit 77C
          Kemper Value Fund
          Form N-SAR for the period ended 05/31/98
          File No. 811-5385
          Page 3

          Item 6:  New Sub-Advisory Agreement

                   Kemper-Dreman High Return Equity Fund

                       Vote             Number
                       ----             -----------
                       FOR               41,332,190
                       AGAINST            1,732,368

          Item 7:  New Rule 12b-1 Distribution Plan

                   Kemper Contrarian Fund

                   Class B Shares

                       Vote             Number
                       ----             -----------
                       FOR                1,528,665
                       AGAINST              150,979

                   Class C Shares

                       Vote             Number
                       ----             -----------
                       FOR                  143,120
                       AGAINST               10,483

                  Kemper-Dreman High Return Fund

                   Class B Shares

                       Vote             Number
                       ----             -----------
                       FOR               17,789,625
                       AGAINST            2,076,858

                   Class C Shares

                       Vote             Number
                       ----             -----------
                       FOR                2,813,648
                       AGAINST              388,726


















          Exhibit 77C
          Kemper Value Fund
          Form N-SAR for the period ended 05/31/98
          File No. 811-5385
          Page 4


                  Kemper Small Cap Value Fund

                   Class B Shares

                       Vote             Number
                       ----             -----------
                       FOR                7,947,494
                       AGAINST              990,159

                   Class C Shares

                       Vote             Number
                       ----             -----------
                       FOR                1,949,279
                       AGAINST              114,554

          Item 8:  To approve changes in fundamental investment policies

                   Kemper Contrarian Fund

                       Vote             Number
                       ----             -----------
                       FOR                3,981,206
                       AGAINST              162,446

                   Kemper-Dreman High Return Equity Fund

                       Vote             Number
                       ----             -----------
                       FOR               32,901,192
                       AGAINST            4,230,615

                   Kemper Small Cap Value Fund

                       Vote             Number
                       ----             -----------
                       FOR               20,256,710
                       AGAINST            2,476,957